UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 15, 2022 (September 14, 2022)

HOLLY ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DE	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood, Suite 1300, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 871-3555

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Limited Partner Units	HEP	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Holly Energy Partners, L.P. (“HEP”) announced today that Holly Logistic Services, L.L.C. (“HLS”) and Richard L. Voliva III agreed to a mutual separation effective as of the date hereof (the “Separation Date”). Mr. Voliva served as President of HLS and Executive Vice President and Chief Financial Officer of HF Sinclair Corporation (“HF Sinclair”) prior to his separation. HLS, a wholly-owned subsidiary of the HF Sinclair, is the general partner of HEP Logistics Holdings, L.L.C., which is the general partner of HEP.

In connection with Mr. Voliva’s separation, HF Sinclair, HollyFrontier Corporation (“HFC”), HLS, HollyFrontier Payroll Services, Inc., and HEP, on behalf of themselves and their respective parents, subsidiaries and affiliates, and Mr. Voliva entered into a Mutual Separation Agreement and Release dated September 15, 2022 (the “Agreement”). The Agreement sets forth the terms of his separation compensation approved by the Board of Directors (the “Board”) of HLS and includes the following compensation to be paid to Mr. Voliva: (i) as a result of his provision of services to HEP and HLS during substantially all of the 2022 performance period ending on September 30, 2022, a 2022 annual incentive cash bonus payment of $600,000, which is 150% of his target bonus of $400,000 and at or near the expected actual payout for the 2022 performance period, and (ii) pro rata vesting of his outstanding HEP phantom units, resulting in the vesting of 14,956 phantom units granted to him in October 2020 as of his Separation Date.

As a result of Mr. Voliva’s prior position with HF Sinclair, the terms of the Agreement include, and Mr. Voliva will also receive from HF Sinclair, a separation payment equal to one year of salary of $715,000 to be paid in twelve monthly installments, a one-time cash payment of $100,000 payable within 30 days following the date of execution of the Agreement, a 2022 annual incentive cash bonus from HF Sinclair in the amount of $965,250, and pro rata vesting of his HF Sinclair equity awards, resulting in the vesting of 23,953 HF Sinclair restricted stock units and 48,971 HF Sinclair performance share units as of the Separation Date. For additional information regarding Mr. Voliva’s separation compensation from HF Sinclair, see HF Sinclair’s Current Report on Form 8-K filed September 15, 2022.

The foregoing severance and bonus payments are subject to Mr. Voliva not later revoking the Agreement, which contains non-solicitation, non-compete, non-disparagement and confidentiality covenants from Mr. Voliva.

As a result of Mr. Voliva’s separation, the Board appointed Michael C. Jennings as President of HLS, effective as of the date hereof. Mr. Jennings, 56, has served as Chief Executive Officer of HLS since January 2020 and as the Chairperson of the Board of HLS since November 2017 and will continue to serve in those capacities. He previously served as Chief Executive Officer of HLS from January 2014 to November 2016 and as President of HLS from October 2015 to February 2016. Mr. Jennings has served as Chief Executive Officer of HF Sinclair since March 2022 and as Chief Executive Officer of HFC, the predecessor entity of HF Sinclair, since January 2020. He also served as President of HFC from January 2020 to November 2021, as Executive Vice President of HFC from November 2019 to January 2020, as Executive Chairman of HFC from January 2016 to January 2017 and as the Chief Executive Officer and President of HFC from the merger of Holly Corporation and Frontier Oil Corporation in July 2011 to January 2016. Mr. Jennings previously served as the President and Chief Executive Officer of Frontier Oil Corporation from 2009 until the merger in July 2011 and as the Executive Vice President and Chief Financial Officer of Frontier Oil Corporation from 2005 to 2009. He currently serves as a director of HF Sinclair. Mr. Jennings served as Chairperson of the Board of HFC from January 2017 to February 2019 and January 2013 to January 2016. He served as a director of FTS International, Inc. from January 2019 to November 2020, as a director and Chairman of the Board of Montage Resources and its predecessor entities from May 2016 to November 2019, and as a director of ION Geophysical Corporation from December 2010 until February 2019. Mr. Jennings served as a director of Frontier Oil Corporation from 2008 until the merger in July 2011 and as Chairman of the Board of Frontier Oil Corporation from 2010 until the merger in July 2011.

There are no arrangements or understandings between Mr. Jennings and any other person pursuant to which he was named President. Mr. Jennings does not have any family relationship with any director or executive officer of HLS or any person nominated or chosen by HLS to become a director or executive officer. There are no transactions in which Mr. Jennings has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

On September 15, 2022, HEP issued a joint press release with HF Sinclair announcing the management changes. A copy of the Corporation’s press release is attached hereto at Exhibit 99.1 and incorporated in this Item 7.01 in its entirety.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 15, 2022.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP LOGISTICS HOLDINGS, L.P. its General Partner

By:	HOLLY LOGISTIC SERVICES, L.L.C. its General Partner

By:	/s/ Vaishali S. Bhatia
Name:	Vaishali S. Bhatia
Title:	Senior Vice President and General Counsel

Date: September 15, 2022